Independent Auditor's Report

To the Board of Directors
Culinary Tech Center LLC
New York, NY

I have audited the accompanying balance sheet of Culinary Tech Center, LLC as of December 31, 2009, and the related statements of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Culinary Tech Center, LLC as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated June 2, 2010 on my consideration of Culinary Tech Center, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
June 2, 2010

CULINARY TECH CENTER LLC
BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Current Assets
Cash	$3,004
Student tuition receivable, net of allowance for uncollectables of $2,772	274,438
Prepaid expense	939
Total current assets	278,381

Property and Equipment, at cost, net of accumulated depreciation of $866	8,647

Other Assets
Organization costs, net of accumulated amortization of $65	545
Security deposits	3,523

Total assets	$291,096

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$38,429
Accrued expenses payable	9,007
Deferred tuition revenue	196,246
Total current liabilities	243,682

Members' Equity	47,414

Total liabilities and members' equity	$291,096

See accompanying notes to the financial statements.

CULINARY TECH CENTER LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009

Tuition and Student Fee Revenues	$297,299

Operating Costs and Expenses
Student instructional costs	128,642
Recruitment costs	23,337
Occupancy costs	30,406
General and administrative expenses	27,304
Total operating costs and expenses	209,689

Operating income before management fees	87,610

Related party management fees	52,650

Income before depreciation	34,960

Depreciation and amortization expense	907

Net income	$34,053

See accompanying notes to the financial statements.

CULINARY TECH CENTER LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009

Balance - January 1, 2009	$686

Capital contributions, net	12,675

Net income for the year ended December 31, 2009	34,053

Balance - December 31, 2009	$47,414

See accompanying notes to the financial statements.

CULINARY TECH CENTER LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009

Cash Flows from Operating Activities
Net income	$34,053
Noncash items included in net income:
Amortization of organization costs	41
Depreciation expense	866
34,960

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	(274,438)
Prepaid expense	(939)
Security deposits	(3,523)
Increase (decrease) in liabilities:
Accounts payable	38,429
Accrued expenses payable	9,007
Deferred tuition revenue	196,246
(35,218)

Net cash used in operating activities	(258)

Cash Flows from Investing Activities:
Purchase of furniture and equipment	(9,513)

Cash Flows from Financing Activities:
Capital contributions from members	23,500
Capital distributions to members	(10,825)

Net increase in cash	2,904

Cash - January 1, 2009	100

Cash - December 31, 2009	$3,004

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$0
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Culinary Tech Center LLC
Notes to Financial Statements
December 31, 2009

Note 1 - Summary of Significant Accounting Policies

Nature of Operations
Culinary Tech Center, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of New York on June 13, 2008. The company owns and operates state licensed vocational training schools. The schools provide vocational education and training programs to students under funded contracts at various training sites located in New York State.

Revenue Recognition
The financial statements of the company are prepared on the accrual basis of accounting. Tuition billed to students is recognized as revenue, determined by the percentage of completion method.

Concentration of Credit Risk
At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Accounts Receivable
Accounts Receivable are recorded net of an allowance for uncollectibles. The allowance is estimated from historical performance and managements' experience.

Fixed Assets and Depreciation
Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred.

Income taxes
The company is a limited liability company which is treated as a partnership for tax purposes. Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Culinary Tech Center, LLC
Notes to Financial Statements
December 31, 2009

Note 2 - Property and Equipment
The major classifications of property and equipment, are summarized below:

	Estimated
	Useful Life
Computer equipment	5	$6,541
Furniture, fixtures and equipment	7	2,972
		9,513
Accumulated depreciation		(866)
Net book value		$8,647

Note 3 - Lease Commitments
During 2009, the company occupied office space in White Plains NY, and instructional training facilities in Albany NY, Yonkers NY, and Queens NY. The occupied locations are subject to various written and verbal leases. Rent expense incurred during 2009 was $29,573. In addition, the company is responsible for maintenance, insurance and other occupancy expenses. The minimum remaining rent payments under written lease agreements are as follows:

Year
2010	$67,770

Note 4 - Related Party Transactions
During 2009, Culinary Tech Center LLC paid $52,650 in administrative fees to a management company which is owned by the members of Culinary Tech Center LLC.

Note 5 - Advertising
The company expenses advertising as incurred. Advertising expense for the year ended December 31, 2009 was $20,970.

Note 6 - Significant Subsequent Event
In May 2010 the members of Culinary Tech Center LLC signed a letter of intent to sell a majority interest in the company. The sale is contingent on approval from the NY State Education Department. The current management and other personnel of the company are expected to operate the schools after the change of ownership occurs.